UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 27, 2007

INVERNESS MEDICAL INNOVATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16789	04-3565120

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
51 Sawyer Road, Suite 200
Waltham, Massachusetts 02453
(Address of principal executive offices, including zip code)
(781) 647-3900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-2.1 Asset Purchase Agreement dated as of August 27, 2007
EX-99.1 Press Release dated August 28, 2007

Item 1.01 Entry into a Material Definitive Agreement.
     On August 27, 2007, Inverness Medical Innovations, Inc., a Delaware corporation (“Inverness”), Milano Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Inverness, and Matritech, Inc., a Delaware corporation (“Matritech”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”), pursuant to which Inverness has agreed to acquire substantially all of the assets of Matritech (the “Asset Purchase”).
     The completion of the Asset Purchase is subject to various closing conditions, including obtaining the approval of Matritech shareholders.
     At the closing of the Asset Purchase (the “Closing”), Inverness will issue shares of its common stock to Matritech having an aggregate market value of $36 million (based on the weighted average closing price of Inverness common stock for the consecutive 10-trading day period ending on the second trading day immediately preceding the Closing). In addition, Inverness has agreed to pay up to an additional $2 million to Matritech in the event that the revenue generated by the assets to be acquired in the Asset Purchase meets or exceeds targets specified in the Asset Purchase Agreement during the twelve-month period beginning with the first full calendar month following the Closing. Inverness may make the additional payment, if any, in cash or Inverness common stock.
     If the Asset Purchase Agreement is terminated under certain circumstances specified in the Asset Purchase Agreement, Matritech will be required to pay Inverness a termination fee of $1.08 million.
     The Boards of Directors of Inverness and Matritech have approved the Asset Purchase and the Asset Purchase Agreement.
     The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to the full text of the Asset Purchase Agreement. A copy of the Asset Purchase Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.
     The Asset Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Inverness or Matritech. In particular, the assertions embodied in the representations and warranties contained in the Asset Purchase Agreement are qualified by information in confidential disclosure schedules provided by Inverness and Matritech to each other in connection with the signing of the Asset Purchase Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Asset Purchase Agreement. Moreover, certain representations and warranties in the Asset Purchase Agreement were used for the purpose of allocating risk between Inverness and Matritech rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Asset Purchase Agreement as characterizations of the actual state of facts about Inverness or Matritech.

Item 8.01 Other Events.
     On August 28, 2007, Inverness issued a press release announcing the execution of the Asset Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement dated as of August 27, 2007, among Inverness Medical Innovations, Inc., Milano Acquisition Corp. and Matritech, Inc.

99.1	Press release dated August 28, 2007
     This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws, including statements regarding the anticipated timing of, benefits, synergies and other results or effects of, the proposed asset sale and dissolution, market opportunities following the proposed transaction, the timing of sales of Inverness common stock by Matritech, the dissolution process and estimated net proceeds to common stockholders. These statements reflect the Inverness’ current views and expectations with respect to future events and are based on its management’s current assumptions and information currently available. Actual results may differ materially due to numerous factors including, without limitation, risks associated with securing necessary securityholder and lender approvals, other closing conditions, regulatory review, Inverness’ ability to integrate this and other acquisitions, the ability of the Inverness to recognize the expected synergies and benefits of the Asset Purchase, Matritech’s ability to timely sell the Inverness common stock received in the proposed transaction, the ability of the parties to continue to successfully develop and manufacture diagnostic testing products and to commercialize such products, as well as changes or events affecting the business, financial condition or results of operations of either Inverness or Matritech prior to closing the transaction, including the risks and uncertainties described in Inverness’ annual report on Form 10-K for the year ended December 31, 2006 and Matritech’s annual report on Form 10-K for the year ended December 31, 2006, and other factors identified from time to time in their respective periodic filings with the Securities and Exchange Commission. Completion of the asset sale and dissolution of Matritech are each subject to conditions to closing, and there can be no assurance those conditions will be satisfied or that the Asset Purchase or dissolution will be completed on the terms described herein or at all. These forward-looking statements are neither promises nor guarantees. Neither Matritech nor Inverness undertakes any responsibility to revise or update any forward-looking statements contained herein.

Additional Information and Where To Find It
     Inverness plans to file with the SEC a registration statement on Form S-4 in connection with the proposed transaction, which will include Matritech’s proxy statement and Inverness’ prospectus for the proposed transaction. THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT INVERNESS, MATRITECH, THE TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE. Free copies of the registration statement and the proxy statement/prospectus and other documents filed with the SEC by Inverness and Matritech can be obtained through the website maintained by the SEC at www.sec.gov. In addition, free copies of the registration statement and the proxy statement/prospectus will be available from Inverness by contacting Shareholder Relations at (781) 647-3900 or jon.russell@invmed.com or from Matritech by contacting Richard A. Sandberg at (617) 658-5224 or dsandberg@matritech.com.
     Inverness, Matritech and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Matritech in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the definitive proxy statement/prospectus described above. Additional information regarding Inverness’ directors and executive officers is also included in Inverness’ proxy statement for its 2007 Annual Meeting of Stockholders, which was filed with the SEC on April 9, 2007. Additional information regarding Matritech’s directors and executive officers is also included in Matritech’s proxy statement for its 2007 Annual Meeting of Stockholders, which was filed with the SEC on or about April 26, 2007. These proxy statements are available free of charge at the SEC’s web site at www.sec.gov and from Inverness and Matritech by contacting them as described above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
By:	/s/ Anne Warner
Anne Warner
Senior Counsel, Mergers and Acquisitions

Date: August 28, 2007

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement dated as of August 27, 2007, among Inverness Medical Innovations, Inc., Milano Acquisition Corp. and Matritech, Inc.

99.1	Press release dated August 28, 2007